Columbia Acorn Trust

Columbia Acorn Fund
Columbia Acorn International
Columbia Acorn USA
Columbia Acorn Select
Columbia Acorn International Select
Columbia Thermostat Fund

Supplement dated October 26, 2006 to the
Statement of Additional Information
dated May 1, 2006

The Funds listed above are each a “Fund” and collectively, the “Funds,” and the Columbia Acorn Trust is referred to as the “Trust.”  The Funds’ shareholder services and transfer agent, Columbia Management Services, Inc. is referred to as “CMS.”

Effective October 1, 2006, the first paragraph of the section entitled “MANAGEMENT OF THE TRUST – Other Arrangements with Service Providers” on page 43 of the statement of additional information is deleted in its entirety and replaced with the following:

Other Arrangements with Service Providers

Effective October 1, 2006, the transfer agency and shareholder servicing agreement between the Trust and CMS has been revised so that each Fund pays CMS an annual fee of $17.00 per open account per annum, payable monthly for transfer agency services.  In addition, each Fund reimburses CMS for the sub-transfer agency fees and expenses it pays to third party dealer firms and transfer agents that maintain omnibus accounts with the Fund (“sub-transfer agency fees”), subject to a cap equal to 0.05% of the Fund’s net assets represented by the account.  Each Fund also reimburses CMS for the Fund’s allocable portion of certain reimbursable out-of-pocket expenses, which fees are approved by the Trustees from time to time, including networking account fees paid to dealer firms by CMS on shareholder accounts established or maintained pursuant to the National Securities Clearing Corporation’s (“NSCC”) networking system.   In addition, CMS also may retain as additional compensation for its services all CMS revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and interest (net of bank charges) earned with respect to the balances in accounts CMS maintains in connection with its services to the Funds.

For the period of October 1, 2006 though March 31, 2007, CMS has contractually agreed to waive the obligation of each Fund to pay CMS an amount equal to 50% of the sum of (1) the Excess Base/Sub-TA Amount plus (2) the amount of the Fund’s allocable share of CMS’s reimbursable out-of-pocket expenses.  For purposes of this section, the term “Excess Base/Sub-TA Amount” for a Fund equals the excess, if positive, of (1) the sum of (a) the amount payable to CMS by the Fund based on the annual $17 per account fee, plus (b) the sub-transfer agency fees, after applying the cap described above, over (2) the amount that would have been payable to CMS if the per account fee were $21 per account.

INT-50/114640-1006